Revenue	6 Months Ended
Sep. 30, 2024
Revenue from Contract with Customer [Abstract]
Revenue
3 - Revenue
Revenue Recognition
Revenue for the Company’s major product offerings consists of the following:
License and Other Revenue
•Intellectual property license — The Company generally licenses IP under non-exclusive license agreements that provide usage rights for specific applications for a finite or perpetual term. These licenses are made available electronically to address the customer-specific business requirements. These arrangements generally have distinct performance obligations that consist of transferring the licensed IPs, version extensions of architecture IP or releases of specified IPs, and support services. Support services consist of a stand-ready obligation to provide technical support, patches, and bug fixes over the support term. Revenue allocated to the IP license is recognized at a point in time upon the delivery or beginning of the license term, whichever is later. Revenue allocated to distinct version extensions of architecture IP or releases of specified IP, excluding when-and-if-available minor updates over the support term, are recognized at a point in time upon the delivery or beginning of license term, whichever is later.
Certain license agreements provide customers with the right to access a library of current and future IPs on an unlimited basis over the contractual period depending on the terms of the applicable contract. These licensing arrangements represent stand-ready obligations in that the timing of the delivery of the underlying IPs is within the control of the customer and the extent of use in any given period does not diminish the remaining performance obligation. The contract consideration related to these arrangements is recognized ratably over the term of the contract in line with when the control of the performance obligations is transferred.
Certain subscription license agreements include unspecified future IPs that are provided on a when-and-if-available basis, representing a stand-ready obligation. The contract consideration allocated to the stand-ready obligation is recognized on a ratable basis over the term of the contract, commencing upon the later of the effective date of the agreement and the transfer of the initial available IP license.
•Software sales, including development systems — Sales of software, including development systems, which are not specifically designed for a given license (such as off-the-shelf software), are recognized upon delivery when control has been transferred and customer can begin to use and benefit from the license.
•Professional services — Services (such as training, professional and design services) that the Company provides, which are not essential to the functionality of the IP, are separately stated and priced in the contract and accounted for separately. Training revenue is recognized as services are performed. Revenue from professional and design services are recognized over time using the input method based on engineering labor hours expended to date relative to the estimated total effort required. For such professional and design services, the Company has an enforceable right to payment for performance completed to date, which includes a reasonable profit margin and the performance of such services do not create an asset with an alternative use. In certain arrangements, the Company also provides customers with professional and design services, as a stand-ready obligation, that are recognized on a ratable basis over the term of the contract.
•Support and maintenance — Support and maintenance is a stand-ready obligation to the customer that is both provided and consumed simultaneously. Revenue is recognized on a straight-line basis over the period for which support and maintenance is contractually agreed pursuant to the license.
Royalty Revenue
For most IP license agreements, royalties are collected on products that incorporate the Company’s IP. Royalties are recognized on an accrual basis in the quarter in which the customer ships their products, based on the Company’s technology that it contains. This estimation process for the royalty revenue accrual is based on a combination of methodologies, including the use of historical sales trends and macroeconomic factors for predictive analysis, the analysis of customer royalty reports and their sales trends and forecasts, as well as data and forecasts from third-party industry research providers. Data considered includes revenue, unit shipments, average selling price, product mix, market share and market penetration. Adjustments to revenue are required in subsequent periods to reflect changes in estimates as new information becomes available, primarily resulting from actual amounts subsequently reported by the licensees in the period following the accrual, including royalty audit resolutions.
Disaggregation of Revenue
A summary of the Company’s disaggregated revenue is as follows:

	Three Months Ended September 30,
	External Customers		Related Parties		Total
(in millions)	2024	2023	2024	2023	2024	2023
License and Other Revenue (1)	$240	$294	$90	$94	$330	$388
Royalty Revenue	412	350	102	68	514	418
	$652	$644	$192	$162	$844	$806
(1)    Includes over-time revenue of $120 million and $30 million, and point-in-time revenue of $210 million and $358 million, for the three months ended September 30, 2024 and 2023, respectively.

	Six Months Ended September 30,
	External Customers		Related Parties		Total
(in millions)	2024	2023	2024	2023	2024	2023
License and Other Revenue (1)	$681	$474	$121	$189	$802	$663
Royalty Revenue	786	705	195	113	981	818
	$1,467	$1,179	$316	$302	$1,783	$1,481
(1)    Includes over-time revenue of $196 million and $47 million, and point-in-time revenue of $606 million and $616 million, for the six months ended September 30, 2024 and 2023, respectively.
Revenue by geographic region is allocated to individual countries based on the principal headquarters of the customers. The geographical locations are not necessarily indicative of the country in which the customer sells products containing the Company’s technology IP. The following table summarizes information pertaining to revenue from customers based on the principal headquarters address by geographic regions:

	Three Months Ended September 30,		Six Months Ended September 30,
(in millions)	2024	2023	2024	2023
United States	$292	$331	$850	$623
PRC (1)	193	178	321	319
Taiwan	155	166	270	281
Republic of Korea	76	62	139	107
Other countries	128	69	203	151
Total	$844	$806	$1,783	$1,481
(1)    “PRC” means the People’s Republic of China, including the Hong Kong Special Administrative Region and the Macau Special Administrative Region, but excluding Taiwan.
Receivables
A summary of the components of accounts receivable, net is as follows:

	As of
(in millions)	September 30, 2024	March 31, 2024
Trade receivables	$617	$405
Royalty receivables	408	379
Total gross receivables	1,025	784
Allowance for current expected credit losses	(19)	(3)
Total accounts receivables, net	$1,006	$781
A summary of the movement in the allowance for current expected credit losses is as follows:

(in millions)	Total
Balance as of March 31, 2024	$3
Additional provision	16
Balance as of September 30, 2024	$19
Contract Assets
The timing of revenue recognition may differ from the timing of invoicing to customers. When revenue recognized exceeds the amount billed to the customer, the Company records a contract asset. Contract assets increased by $538.2 million and $663.9 million due to the timing of billings to customers, which fell into subsequent periods, as of September 30, 2024 and March 31, 2024, respectively, offset by $387.0 million and $357.4 million of contract assets transferred to accounts receivable, as of September 30, 2024 and March 31, 2024, respectively. The balance and activity for loss allowances related to contract assets was immaterial for all periods presented.
Contract Liabilities
A reconciliation of the movement in contract liabilities is as follows:

(in millions)	Total
Balance as of March 31, 2024	$915
Customer prepayment and billing in advance of performance	180
Revenue recognized in the period that was included in the contract liability balance at the beginning of the period	(98)
Revenue recognized in the period that was included in the contract liability balance during the period	(75)
Balance as of September 30, 2024	$922
Satisfied Performance Obligations
For the three months ended September 30, 2024 and 2023, revenue recognized from previously satisfied performance obligations in prior reporting periods was $516.5 million and $421.5 million, respectively. For the six months ended September 30, 2024 and 2023, revenue recognized from previously satisfied performance obligations in prior reporting periods was $987.3 million and $820.8 million, respectively. These amounts primarily represent royalties earned during the period.
Remaining Performance Obligations
Remaining performance obligations represent the transaction price allocated to performance obligations that are unsatisfied, or partially unsatisfied, which includes unearned revenue and amounts that will be invoiced and recognized as revenue in future periods.
The Company has elected to exclude potential future royalty receipts from the disclosure of remaining performance obligations. In certain arrangements, the Company’s right to consideration may not correspond directly with the performance of obligations. Revenue recognition for specified IP occurs upon delivery or beginning of license term, whichever is later. For certain subscription offerings, revenue allocated to unspecified future IP is recognized over-time, on a straight-line basis over the delivery period, commencing upon the later of the effective date of the arrangement and the transfer of the initial available IP license.
As of September 30, 2024, the aggregate transaction price allocated to remaining performance obligations was $2,385.0 million and there were no non-cancellable or non-refundable committed funds received from certain customers, where the parties are in negotiations regarding the enforceable rights and obligations of the arrangement.
The Company expects to recognize approximately 27% of the remaining performance obligations as revenue over the next 12 months, 16% over the subsequent 13-to 24-month period, and the remainder thereafter.